                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 23, 2004

                      Tropical Sportswear Int'l Corporation
             (Exact Name of Registrant as specified in its charter)

         Florida                    0-23161                     59-3424305
 (State of Incorporation)     (Commission File No.)     (IRS Employer ID Number)

                   4902 W. Waters Avenue, Tampa, Florida 33634
                    (Address of Principal Executive Offices)

                  Registrant's telephone number: (813) 249-4900

        Check the appropriate  box  below  if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

_   Written communications pursuant to Rule 425 under the Securities Act

_   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

_   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

_   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 3.01  Notice of Delisting

     Tropical Sportswear Int'l Corporation has received notice from the Staff of the NASDAQ ("NASDAQ")  stating that the Company will be delisted from the NASDAQ
Stock Market at the opening of business on December 31, 2004, in accordance with
Marketplace  Rules 4300 and  4450(f).  The Company has elected not to appeal the
NASDAQ's  decision.  Attached  hereto as Exhibit 99.1 is a copy of the Company's press release  announcing its receipt of the forgoing  notice issued on December
23, 2004.

Item 9.01  Financial Statements and Exhibits

     (c)

     Exhibit 99.1   Press Release dated  December 23, 2004 concerning the notice from  NASDAQ  to delist TSIC from the NASDAQ Stock Market on
                    December 31, 2004

         Pursuant to  the  requirements of the Securities  Exchange Act of 1934, the registrant has duly  caused  this  report  to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Tropical Sportswear Int'l Corporation

Date:  December 23, 2004                   By:  /s/ Robin J. Cohan
                                           Robin J. Cohan
                                           Executive Vice President
                                           Chief Financial Officer and Treasurer
                                           (in the dual capacity of duly
                                           authorized officer and principal
                                           accounting officer)